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                                                                EXHIBIT 99.B5(d)






                         NOTIFICATION OF ADDITIONAL PORTFOLIO

               Kemper High Yield Fund, a Massachusetts business trust (the "Trust"), pursuant to Paragraph 2 of the Sub-Advisory Agreement ("Sub-Advisory Agreement") dated December 1, 1996 between the Zurich Kemper Investments, Inc. (the "Adviser") and Zurich Investment Management Limited (the "Sub-Adviser) hereby notifies the Sub-Adviser that it desires to retain the Sub-Adviser as of September 24, 1997 to render investment advisory and management services under the Sub-Advisory Agreement for the High Yield Opportunity Fund, the investment management fees for such services to be computed at the annual rates set forth in accordance with Paragraph 3 of the Sub-Advisory Agreement.

          Dated:          September 18, 1997

                                       KEMPER HIGH YIELD FUND

                                       By:
                                          --------------------------------

                                       Title:
                                             -----------------------------

          Attest:
                 ------------------------

          Title:
                -------------------------

               The Sub-Adviser, pursuant to said Paragraph 2 of the Sub-Advisory Agreement, hereby notifies the Fund that it is willing to render the aforesaid services for the Kemper High Yield Opportunity Fund for the investment management fees described above and acknowledges that such Fund shall hereby become "Fund" under the Sub-Advisory Agreement.

                                       ZURICH INVESTMENT MANAGEMENT LIMITED

                                       By:
                                          --------------------------------

                                       Title:
                                              ----------------------------

          Attest:
                 ------------------------

          Title:
                -------------------------